RJR NABISCO, INC.
DEFINED CONTRIBUTION MASTER TRUST



INDEPENDENT AUDITORS' REPORT, FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1993 AND 1992, AND SUPPLEMENTAL SCHEDULES

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

TABLE OF CONTENTS
- - --------------------------------------------------------------------------

                                                                      Page
                                                                      ----
Independent Auditors' Report                                            1

Financial Statements:

   Statements of Net Assets as of December 31, 1993 and 1992           2-3
   Statements of Changes in Net Assets for the Years
      Ended December 31, 1993 and 1992                                 4-5
   Notes to Financial Statements                                       6-13

Supplemental Schedules:

   Schedule of Assets Held for Investment Purposes as of
      December 31, 1993                                               14-21
   Schedule of Reportable Transactions for the Year Ended
      December 31, 1993                                               22-35

INDEPENDENT AUDITORS' REPORT
- - ----------------------------
Board of Directors,
     RJR Nabisco, Inc.:

We have audited the accompanying statements of net assets of the RJR Nabisco, Inc. Defined Contribution Master Trust (the "Trust") as of December 31, 1993 and 1992, and the related statements of changes in net assets for the years then ended. These financial statements are the responsibility of RJR Nabisco, Inc. management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets of the Trust as of December 31, 1993 and 1992, and the changes in its net assets for the years then ended in conformity with generally accepted accounting principles.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental schedules of (1) assets held for investment purposes as of December 31, 1993 and (2) reportable transactions for the year ended December 31, 1993 are presented for the purpose of additional analysis and are not a required part of the basic financial statements but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974. The Fund Information in the statements of net assets and the statements of changes in net assets is presented for purposes of additional analysis rather than to present the statements of net assets and the statements of changes in net assets of each fund. The supplemental schedules and the Fund Information have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.



June 24, 1994

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1993

- - ---------------------------------------------------------------------------------------------------------------

                                                                         Fund Information
                                          ---------------------------------------------------------------------
                                             Growth          Real        General                      Interest
                                             Stock          Estate        Stock      Money Market      Income
                                              Fund           Fund         Fund           Fund           Fund
                                          -----------   -----------    -----------   -----------    -----------
ASSETS

Investments at fair value - Notes 2 & 3
   Real estate funds                  $           -- $    8,749,673 $           -- $           -- $           --
   Short-term investments                  1,043,610         52,012      1,267,864     12,098,400     28,299,742
   Unallocated insurance contracts                --             --             --             --    446,272,955
   Equity investment funds               174,798,915             --    357,698,005             --             --
   RJR Nabisco Holdings Corp.
      Common Stock                                --             --             --             --             --
   RJR Nabisco Holdings Corp.
      Preferred Stock                             --             --             --             --             --
   RJR Nabisco Holdings Corp.
      ESOP Convertible Preferred Stock            --             --             --             --             --
   Bristol-Myers Squibb Co. Common Stock          --             --             --             --             --
   Corporate Mortgage Pools                       --             --             --             --         21,046
   Treasury Obligations                           --             --             --             --      8,005,040
   Bond investment funds                          --             --             --             --    150,344,174
   Loans to participants                          --             --             --             --             --
                                         -----------    -----------    -----------    -----------    -----------
      Total Investments                  175,842,525      8,801,685    358,965,869     12,098,400    632,942,957
                                         -----------    -----------    -----------    -----------    -----------
Receivables

   Net investment income                         959             48          1,596             89      2,266,704
   Employee contributions                         --         19,771      1,084,501        276,944        576,863
   Employer contributions                         --             --             --         39,443             --
                                         -----------    -----------    -----------    -----------    -----------
      Total receivables                          959         19,819      1,086,097        316,476      2,843,567
                                         -----------    -----------    -----------    -----------    -----------
   TOTAL ASSETS                          175,843,484      8,821,504    360,051,966     12,414,876    635,786,524
                                         -----------    -----------    -----------    -----------    -----------
LIABILITIES

Note payable to RJR Nabisco
   Holdings Corp. - Note 6                        --             --             --             --             --
Interest payable on ESOP loan - Note 6            --             --             --             --             --
                                         -----------    -----------    -----------    -----------    -----------
   TOTAL LIABILITIES                              --             --             --             --             --
                                         -----------    -----------    -----------    -----------    -----------
Net interfund transfers                     (261,945)      (200,366)      (851,053)       (39,627)    (1,164,102)
                                         -----------    -----------    -----------    -----------    -----------

NET ASSETS                            $  175,581,539 $    8,621,138 $  359,200,913 $   12,375,249 $  634,622,422
                                         ===========    ===========    ===========    ===========    ===========

See notes to financial statements.
                                                -2A-

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1993 - CONTINUED

- - --------------------------------------------------------------------------------------------------------------------

                                                                         Fund Information
                                          --------------------------------------------------------------------------
                                                 Government        Stock    Bristol-Myers       Preferred     Common
                                                 Securities        Index        Stock            Stock         Stock
                                                   Fund            Fund          Fund             Fund          Fund
                                                -----------     -----------  -----------      -----------   ----------
ASSETS

Investments at fair value - Notes 2 & 3
   Real estate funds                         $           -- $           -- $         -- $           -- $           --
   Short-term investments                        10,103,328          6,881           --             --      1,478,403
   Unallocated insurance contracts                       --             --           --             --             --
   Equity investment funds                           22,366      8,872,279           --             --             --
   RJR Nabisco Holdings Corp.
      Common Stock                                       --             --           --             --     82,893,245
   RJR Nabisco Holdings Corp.
      Preferred Stock                                    --             --           --             --             --
   RJR Nabisco Holdings Corp.
      ESOP Convertible Preferred Stock                   --             --           --             --             --
   Bristol-Myers Squibb Co. Common Stock                 --             --           --             --             --
   Corporate Mortgage Pools                              --             --           --             --             --
   Treasury Obligations                                  --             --           --             --             --
   Bond investment funds                                 --             --           --             --             --
   Loans to participants                                 --             --           --             --             --
                                                -----------    -----------  -----------    -----------    -----------
      Total Investments                          10,125,694      8,879,160           --             --     84,371,648
                                                -----------    -----------  -----------    -----------    -----------
Receivables

   Net investment income                              2,858             94           --             --          3,430
   Employee contributions                                --        313,156           --             --        581,355
   Employer contributions                                --         34,992           --             --         16,544
                                                -----------    -----------  -----------    -----------    -----------
      Total receivables                               2,858        348,242           --             --        601,329
                                                -----------    -----------  -----------    -----------    -----------
   TOTAL ASSETS                                  10,128,552      9,227,402           --             --     84,972,977
                                                -----------    -----------  -----------    -----------    -----------
LIABILITIES

Note payable to RJR Nabisco
   Holdings Corp. - Note 6                               --             --           --             --             --
Interest payable on ESOP loan - Note 6                   --             --           --             --             --
                                                -----------    -----------  -----------    -----------    -----------
   TOTAL LIABILITIES                                     --             --           --             --             --
                                                -----------    -----------  -----------    -----------    -----------
Net interfund transfers                             (15,013)       (17,400)          --             --        595,871
                                                -----------    -----------  -----------    -----------    -----------

NET ASSETS                                   $   10,113,539 $    9,210,002 $         -- $           -- $   85,568,848
                                                ===========    ===========  ===========    ===========    ===========

See notes to financial statements.
                                                -2B-

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1993 - CONTINUED

- - ---------------------------------------------------------------------------------------------------------------

                                                                         Fund Information
                                          ----------------------------------------------------

                                                       Loan           Matching Stock Fund
                                                       Fund        Allocated      Unallocated        Total
                                                   -----------    -----------     -----------    -----------
ASSETS

Investments at fair value - Notes 2 & 3
   Real estate funds                         $            -- $             -- $            -- $       8,749,673
   Short-term investments                                 --              191              --        54,350,431
   Unallocated insurance contracts                        --               --              --       446,272,955
   Equity investment funds                                --               --              --       541,391,565
   RJR Nabisco Holdings Corp.
      Common Stock                                        --           69,089              --        82,962,334
   RJR Nabisco Holdings Corp.
      Preferred Stock                                     --               --              --                --
   RJR Nabisco Holdings Corp.
      ESOP Convertible Preferred Stock                    --       52,402,096     196,781,488       249,183,584
   Bristol-Myers Squibb Co. Common Stock                  --               --              --                --
   Corporate Mortgage Pools                               --               --              --            21,046
   Treasury Obligations                                   --               --              --         8,005,040
   Bond investment funds                                  --               --              --       150,344,174
   Loans to participants                          29,876,423               --              --        29,876,423
                                                 -----------      -----------     -----------     -------------
      Total Investments                           29,876,423       52,471,376     196,781,488     1,571,157,225
                                                 -----------      -----------     -----------     -------------
Receivables

   Net investment income                               4,335        2,048,584       7,686,777        12,015,474
   Employee contributions                                 --               --              --         2,852,590
   Employer contributions                                 --               --              --            90,979
                                                 -----------      -----------     -----------     -------------
      Total receivables                                4,335        2,048,584       7,686,777        14,959,043
                                                 -----------      -----------     -----------     -------------
   TOTAL ASSETS                                   29,880,758       54,519,960     204,468,265     1,586,116,268
                                                 -----------      -----------     -----------     -------------
LIABILITIES

Note payable to RJR Nabisco
   Holdings Corp. - Note 6                                --               --     210,811,685       210,811,685
Interest payable on ESOP loan - Note 6                    --               --       8,715,285         8,715,285
                                                 -----------      -----------     -----------     -------------
   TOTAL LIABILITIES                                      --               --     219,526,970       219,526,970
                                                 -----------      -----------     -----------     -------------
Net interfund transfers                            2,035,221          (81,586)             --                --
                                                 -----------      -----------     -----------     -------------

NET ASSETS                                   $    31,915,979 $     54,438,374 $   (15,058,705)$   1,366,589,298
                                                 ===========      ===========     ===========     =============

See notes to financial statements.


                                        -2C-


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1992

- - -------------------------------------------------------------------------------------------------------------

                                                            Fund Information
                                      -----------------------------------------------------------------------

                                         Growth        Real          General                     Interest
                                          Stock       Estate         Stock      Money Market      Income
                                          Fund         Fund          Fund           Fund           Fund
                                      -----------   -----------    -----------   -----------    -------------


ASSETS

Investments at fair value -
 Notes 2 & 3
   Real estate funds              $           -- $   10,110,263 $           -- $           -- $          --
   Short-term investments                177,387        122,515        256,596     10,966,950    20,968,332
   Unallocated insurance
    contracts                                 --             --             --             --   448,477,423
   Equity investment funds           159,930,462             --    307,653,297             --            --
   RJR Nabisco Holdings Corp.
      Common Stock                            --             --             --             --            --
   RJR Nabisco Holdings Corp.
      Preferred Stock                         --             --             --             --            --
   RJR Nabisco Holdings Corp.
      ESOP Convertible
       Preferred Stock                        --             --             --             --            --
   Bristol-Myers Squibb Co.
    Common Stock                              --             --             --             --            --
   Federal Agency CMOS                        --             --             --             --    18,295,300
   Corporate Mortgage Pools                   --             --             --             --    64,877,320
   Treasury Obligations                       --             --             --             --    60,108,170
   Loans to participants                      --             --             --             --            --
                                     -----------    -----------    -----------    -----------   -----------
      Total Investments              160,107,849     10,232,778    307,909,893     10,966,950   612,726,545
                                     -----------    -----------    -----------    -----------   -----------
Receivables

   Net investment income                     630            298            789            305     3,953,274
   Employee contributions                573,733         49,979        709,564        167,702       948,302
   Employer contributions                     --             --             --         42,737            --
   Due from trustee for sale
      of investments                          --             --             --             --            --
                                     -----------    -----------    -----------    -----------   -----------
      Total receivables                  574,363         50,277        710,353        210,744     4,901,576
                                     -----------    -----------    -----------    -----------   -----------
   TOTAL ASSETS                      160,682,212     10,283,055    308,620,246     11,177,694   617,628,121
                                     -----------    -----------    -----------    -----------   -----------
LIABILITIES

Note payable to RJR Nabisco
   Holdings Corp. - Note 6                    --             --             --             --            --
Interest payable on ESOP loan -
 Note 6                                       --             --             --             --            --
Due to trustee for purchase
   of  investments                            --             --             --             --            --
                                     -----------    -----------    -----------    -----------   -----------
   TOTAL LIABILITIES                          --             --             --             --            --
                                     -----------    -----------    -----------    -----------   -----------
Net interfund transfers                 (410,800)      (152,162)      (866,036)           392    (1,133,889)
                                     -----------    -----------    -----------    -----------   -----------
NET ASSETS                        $  160,271,412 $   10,130,893 $  307,754,210 $   11,178,086 $ 616,494,232
                                     ===========    ===========    ===========    ===========   ===========

See notes to financial statements.


                                        -3A-


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1992 - CONTINUED

- - ----------------------------------------------------------------------------------------------------------------------

                                                            Fund Information
                                      --------------------------------------------------------------------------------
                                                  Government        Stock   Bristol-Myers       Preferred       Common
                                                  Securities        Index       Stock             Stock         Stock
                                                    Fund            Fund        Fund              Fund           Fund
                                                 -----------     -----------  -----------      -----------   ----------


ASSETS

Investments at fair value - Notes 2 & 3
   Real estate funds                         $           -- $           -- $           -- $           -- $           --
   Short-term investments                           108,475         99,996            112         52,680      2,014,456
   Unallocated insurance contracts                       --             --             --             --             --
   Equity investment funds                        5,034,108      6,445,494             --             --             --
   RJR Nabisco Holdings Corp.
      Common Stock                                       --             --             --             --     79,417,339
   RJR Nabisco Holdings Corp.
      Preferred Stock                                    --             --             --      2,202,441             --
   RJR Nabisco Holdings Corp.
      ESOP Convertible Preferred Stock                   --             --             --             --             --
   Bristol-Myers Squibb Co. Common Stock                 --             --        562,706             --             --
   Federal Agency CMOS                                   --             --             --             --             --
   Corporate Mortgage Pools                              --             --             --             --             --
   Treasury Obligations                                  --             --             --             --             --
   Loans to participants                                 --             --             --             --             --
                                                -----------    -----------    -----------    -----------    -----------
      Total Investments                           5,142,583      6,545,490        562,818      2,255,121     81,431,795
                                                -----------    -----------    -----------    -----------    -----------
Receivables

   Net investment income                             13,565            234              1         46,114          4,010
   Employee contributions                           124,691        125,397             --             --        649,413
   Employer contributions                                --         25,512             --             --         13,587
   Due from trustee for sale
      of investments                                     --             --      1,357,434             --             --
                                                -----------    -----------    -----------    -----------    -----------
      Total receivables                             138,256        151,143      1,357,435         46,114        667,010
                                                -----------    -----------    -----------    -----------    -----------
   TOTAL ASSETS                                   5,280,839      6,696,633      1,920,253      2,301,235     82,098,805
                                                -----------    -----------    -----------    -----------    -----------
LIABILITIES

Note payable to RJR Nabisco
   Holdings Corp. - Note 6                               --             --             --             --             --
Interest payable on ESOP loan - Note 6                   --             --             --             --             --
Due to trustee for purchase
   of  investments                                       --             --             --             --      1,279,690
                                                -----------    -----------    -----------    -----------    -----------
   TOTAL LIABILITIES                                     --             --             --             --      1,279,690
                                                -----------    -----------    -----------    -----------    -----------
Net interfund transfers                              (3,752)         4,601        (81,076)       (29,687)       925,413
                                                -----------    -----------    -----------    -----------    -----------
NET ASSETS                                   $    5,277,087 $    6,701,234 $    1,839,177 $    2,271,548 $   81,744,528
                                                ===========    ===========    ===========    ===========    ===========

See notes to financial statements.


                                        -3B-


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 1992 - CONTINUED

- - -------------------------------------------------------------------------------------------------------------

                                                            Fund Information
                                      ------------------------------------------------------

                                                     Loan           Matching Stock Fund
                                                     Fund        Allocated      Unallocated       Total
                                                 -----------    -----------     -----------    ----------


ASSETS

Investments at fair value - Notes 2 & 3
   Real estate funds                        $           -- $           -- $           -- $    10,110,263
   Short-term investments                               --             --             --      34,767,499
   Unallocated insurance contracts                      --             --             --     448,477,423
   Equity investment funds                              --             --             --     479,063,361
   RJR Nabisco Holdings Corp.
      Common Stock                                      --         12,580             --      79,429,919
   RJR Nabisco Holdings Corp.
      Preferred Stock                                   --             --             --       2,202,441
   RJR Nabisco Holdings Corp.
      ESOP Convertible Preferred Stock                  --     26,052,832    223,947,168     250,000,000
   Bristol-Myers Squibb Co. Common Stock                --             --             --         562,706
   Federal Agency CMOS                                  --             --             --      18,295,300
   Corporate Mortgage Pools                             --             --             --      64,877,320
   Treasury Obligations                                 --             --             --      60,108,170
   Loans to participants                        23,674,814             --             --      23,674,814
                                               -----------    -----------    -----------   -------------
      Total Investments                         23,674,814     26,065,412    223,947,168   1,471,569,216
                                               -----------    -----------    -----------   -------------
Receivables

   Net investment income                             4,030      1,017,692      8,747,936      13,788,878
   Employee contributions                               --             --             --       3,348,781
   Employer contributions                               --             --             --          81,836
   Due from trustee for sale
      of investments                                    --             --             --       1,357,434
                                               -----------    -----------    -----------   -------------
      Total receivables                              4,030      1,017,692      8,747,936      18,576,929
                                               -----------    -----------    -----------   -------------
   TOTAL ASSETS                                 23,678,844     27,083,104    232,695,104   1,490,146,145
                                               -----------    -----------    -----------   -------------
LIABILITIES

Note payable to RJR Nabisco
   Holdings Corp. - Note 6                              --             --    229,012,712     229,012,712
Interest payable on ESOP loan - Note 6                  --             --     15,015,296      15,015,296
Due to trustee for purchase
   of  investments                                      --             --             --       1,279,690
                                               -----------    -----------    -----------   -------------
   TOTAL LIABILITIES                                    --             --    244,028,008     245,307,698
                                               -----------    -----------    -----------   -------------
Net interfund transfers                          1,787,427        (40,431)            --              --
                                               -----------    -----------    -----------   -------------
NET ASSETS                                  $   25,466,271 $   27,042,673 $  (11,332,904) $1,244,838,447
                                               ===========    ===========     ===========  =============



See notes to financial statements.


                                        -3C-

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - -------------------------------------------------------------------------------------------------------------

                                                            Fund Information
                                      -----------------------------------------------------------------------
                                          Growth        Real        General                       Interest
                                          Stock        Estate        Stock       Money Market      Income
                                          Fund          Fund          Fund           Fund           Fund
                                      -----------   -----------    -----------   -----------    -----------


MASTER TRUST INCOME / (LOSS)

   Net appreciation/(depreciation) in
      fair value of investments - Note3 $9,173,988 $     230,547 $   36,352,032 $           -- $      882,262
   Interest and dividends, net of
      administrative fees                3,804,015      (249,569)    12,269,821        281,081     38,702,856
                                       -----------   -----------    -----------    -----------    -----------
TOTAL MASTER TRUST INCOME/(LOSS)        12,978,003       (19,022)    48,621,853        281,081     39,585,118
                                       -----------   -----------    -----------    -----------    -----------
CONTRIBUTIONS

   Employee                             13,613,852       829,134     19,750,710      2,650,380     26,957,679
   Employer                                152,085         9,692        229,405        398,040        344,879
                                       -----------   -----------    -----------    -----------    -----------
   TOTAL CONTRIBUTIONS                  13,765,937       838,826     19,980,115      3,048,420     27,302,558
                                       -----------   -----------    -----------    -----------    -----------
ALLOCATION OF ESOP SHARES - NOTE 6              --            --             --             --             --

DEDUCTIONS

   Forfeitures                                  --            --             --             --             --
   Allocation of ESOP shares                    --            --             --             --             --
   Employee withdrawals - Note 4         7,176,421       600,937     16,667,540      1,376,488     41,190,750
   Interest on ESOP loan - Note 6               --            --             --             --             --
                                       -----------   -----------    -----------    -----------    -----------
   TOTAL DEDUCTIONS                      7,176,421       600,937     16,667,540      1,376,488     41,190,750
                                       -----------   -----------    -----------    -----------    -----------
Net interfund transfers                 (4,257,392)   (1,728,622)      (232,714)      (239,703)    (7,624,505)
                                       -----------   -----------    -----------    -----------    -----------
Net interplan transfers                         --            --         48,251        (55,793)        55,793
                                       -----------   -----------    -----------    -----------    -----------
Transfers from the Trust - Note 5               --            --       (303,262)      (460,354)           (24)
                                       -----------   -----------    -----------    -----------    -----------

Net increase (decrease)                 15,310,127    (1,509,755)    51,446,703      1,197,163     18,128,190


NET ASSETS AT BEGINNING OF YEAR        160,271,412    10,130,893    307,754,210     11,178,086    616,494,232
                                       -----------   -----------    -----------    -----------    -----------
NET ASSETS AT END OF YEAR           $  175,581,539 $   8,621,138 $  359,200,913 $   12,375,249 $  634,622,422
                                       ===========   ===========    ===========    ===========    ===========

See notes to financial statements.


                                        -4A-


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1993 - Continued

- - -------------------------------------------------------------------------------------------------------------------

                                                            Fund Information
                                      -----------------------------------------------------------------------------

                                              Government         Stock     Bristol-Myers      Preferred      Common
                                              Securities         Index        Stock            Stock          Stock
                                                 Fund            Fund         Fund             Fund           Fund
                                              -----------     -----------  -----------      -----------   -----------


MASTER TRUST INCOME / (LOSS)

   Net appreciation/(depreciation) in
      fair value of investments - Note 3    $           -- $      426,785 $      (22,315)$     (232,322)$  (17,335,826)
   Interest and dividends, net of
      administrative fees                          241,678        228,112         16,670         26,283        (14,076)
                                               -----------    -----------    -----------    -----------    -----------
TOTAL MASTER TRUST INCOME/(LOSS)                   241,678        654,897         (5,645)      (206,039)   (17,349,902)
                                               -----------    -----------    -----------    -----------    -----------
CONTRIBUTIONS

   Employee                                      2,760,194      2,710,842             --             --     13,154,664
   Employer                                         30,739        273,872             --             --        279,303
                                               -----------    -----------    -----------    -----------    -----------
   TOTAL CONTRIBUTIONS                           2,790,933      2,984,714             --             --     13,433,967
                                               -----------    -----------    -----------    -----------    -----------
ALLOCATION OF ESOP SHARES - NOTE 6                      --             --             --             --             --

DEDUCTIONS

   Forfeitures                                          --             --             --             --             --
   Allocation of ESOP shares                            --             --             --             --             --
   Employee withdrawals - Note 4                   884,102        632,020         18,850         26,087      3,195,586
   Interest on ESOP loan - Note 6                       --             --             --             --             --
                                               -----------    -----------    -----------    -----------    -----------
   TOTAL DEDUCTIONS                                884,102        632,020         18,850         26,087      3,195,586
                                               -----------    -----------    -----------    -----------    -----------
Net interfund transfers                          2,687,943       (101,050)    (1,814,682)    (2,039,266)    10,952,101
                                               -----------    -----------    -----------    -----------    -----------
Net interplan transfers                                 --        (48,251)            --             --             --
                                               -----------    -----------    -----------    -----------    -----------
Transfers from the Trust - Note 5                       --       (349,522)            --           (156)       (16,260)
                                               -----------    -----------    -----------    -----------    -----------

Net increase (decrease)                          4,836,452      2,508,768     (1,839,177)    (2,271,548)     3,824,320


NET ASSETS AT BEGINNING OF YEAR                  5,277,087      6,701,234      1,839,177      2,271,548     81,744,528
                                               -----------    -----------    -----------    -----------    -----------
NET ASSETS AT END OF YEAR                   $   10,113,539 $    9,210,002 $           -- $           -- $   85,568,848
                                               ===========    ===========    ===========    ===========    ===========

See notes to financial statements.


                                        -4B-


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1993 - Continued

- - -------------------------------------------------------------------------------------------------------------

                                                            Fund Information
                                      -----------------------------------------------------------------------
                                                  Loan           Matching Stock Fund
                                                  Fund          Allocated     Unallocated       Total
                                               -----------    -----------     -----------    -----------


MASTER TRUST INCOME / (LOSS)

   Net appreciation/(depreciation) in
      fair value of investments - Note 3    $           -- $       22,367 $           -- $    29,497,518
   Interest and dividends, net of
      administrative fees                        2,069,721      3,607,379     15,888,887      76,872,858
                                               -----------    -----------    -----------   -------------
TOTAL MASTER TRUST INCOME/(LOSS)                 2,069,721      3,629,746     15,888,887     106,370,376
                                               -----------    -----------    -----------   -------------
CONTRIBUTIONS

   Employee                                             --             --             --      82,427,455
   Employer                                             --             --     29,058,952      30,776,967
                                               -----------    -----------    -----------   -------------
   TOTAL CONTRIBUTIONS                                  --             --     29,058,952     113,204,422
                                               -----------    -----------    -----------   -------------
ALLOCATION OF ESOP SHARES - NOTE 6                      --     27,608,766             --      27,608,766

DEDUCTIONS

   Forfeitures                                          --         59,346             --          59,346
   Allocation of ESOP shares                            --             --     27,165,680      27,165,680
   Employee withdrawals - Note 4                        --      1,224,881             --      72,993,662
   Interest on ESOP loan - Note 6                       --             --     24,084,447      24,084,447
                                               -----------    -----------    -----------   -------------
   TOTAL DEDUCTIONS                                     --      1,284,227     51,250,127     124,303,135
                                               -----------    -----------    -----------   -------------
Net interfund transfers                          4,379,987     (2,558,584)     2,576,487              --
                                               -----------    -----------    -----------   -------------
Net interplan transfers                                 --             --             --              --
                                               -----------    -----------    -----------   -------------
Transfers from the Trust - Note 5                       --             --             --      (1,129,578)
                                               -----------    -----------    -----------   -------------

Net increase (decrease)                          6,449,708     27,395,701     (3,725,801)    121,750,851


NET ASSETS AT BEGINNING OF YEAR                 25,466,271     27,042,673    (11,332,904)  1,244,838,447
                                               -----------    -----------    -----------   -------------
NET ASSETS AT END OF YEAR                   $   31,915,979 $   54,438,374 $  (15,058,705)$ 1,366,589,298
                                               ===========    ===========    ===========   =============




See notes to financial statements.


                                        -4C-

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1992

- - -----------------------------------------------------------------------------------------------------------
                                                                  Fund Information
                                      ---------------------------------------------------------------------
                                         Growth        Real          General                      Interest
                                          Stock       Estate          Stock      Money Market      Income
                                          Fund         Fund           Fund           Fund           Fund
                                      -----------   -----------    -----------   -----------    -----------


MASTER TRUST INCOME / (LOSS)

   Net appreciation/(depreciation) in
    fair value of investments - Note 3 $7,058,911 $     (385,135)$   17,974,032 $           -- $    1,686,346
   Interest and dividends, net of
     administrative fees                4,204,097       (398,602)    14,681,437        408,168     43,798,264
                                      -----------    -----------    -----------    -----------    -----------
TOTAL MASTER TRUST INCOME/(LOSS)       11,263,008       (783,737)    32,655,469        408,168     45,484,610
                                      -----------    -----------    -----------    -----------    -----------
CONTRIBUTIONS

   Employee                            13,794,686      1,060,703     18,657,380      1,784,481     29,680,042
   Employer                               132,132          9,457        198,444        413,414        302,485
                                      -----------    -----------    -----------    -----------    -----------
   TOTAL CONTRIBUTIONS                 13,926,818      1,070,160     18,855,824      2,197,895     29,982,527
                                      -----------    -----------    -----------    -----------    -----------
EMPLOYER ADVANCE                               --             --             --             --             --
                                      -----------    -----------    -----------    -----------    -----------
ALLOCATION OF ESOP SHARES -
   NOTE 6                                      --             --             --             --             --
                                      -----------    -----------    -----------    -----------    -----------
DEDUCTIONS

   Forfeitures                                 --             --             --             --             --
   Allocation of ESOP shares                   --             --             --             --             --
   Employee withdrawals - Note 4       11,323,568        956,268     22,163,290      1,712,615     66,696,564
   Interest on ESOP loan - Note 6              --             --             --             --             --
                                      -----------    -----------    -----------    -----------    -----------
   TOTAL DEDUCTIONS                    11,323,568        956,268     22,163,290      1,712,615     66,696,564
                                      -----------    -----------    -----------    -----------    -----------
Net interfund transfers                (3,791,905)    (2,690,080)    (8,743,987)      (175,040)   (11,608,176)
                                      -----------    -----------    -----------    -----------    -----------
Net interplan transfers                        --             --          7,282        (13,077)        13,077
                                      -----------    -----------    -----------    -----------    -----------
Net transfers from the Trust - Note 5          --             --             --         (1,948)            --
                                      -----------    -----------    -----------    -----------    -----------

Net increase (decrease)                10,074,353     (3,359,925)    20,611,298        703,383     (2,824,526)


NET ASSETS AT BEGINNING OF YEAR       150,197,059     13,490,818    287,142,912     10,474,703    619,318,758
                                      -----------    -----------    -----------    -----------    -----------
NET ASSETS AT END OF YEAR          $  160,271,412 $   10,130,893 $  307,754,210 $   11,178,086 $  616,494,232
                                      ===========    ===========    ===========    ===========    ===========

See notes to financial statements.


                                        -5A-


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1992 - Continued

- - -------------------------------------------------------------------------------------------------------------------
                                                                  Fund Information
                                      ------------------------------------------------------------------------------
                                                Government        Stock     Bristol-Myers     Preferred       Common
                                                Securities        Index        Stock            Stock          Stock
                                                  Fund            Fund         Fund             Fund           Fund
                                               -----------     -----------  -----------      -----------   -----------


MASTER TRUST INCOME / (LOSS)

   Net appreciation/(depreciation) in
     fair value of investments - Note 3      $           -- $      301,841 $     (786,296)$    (431,151)$  (20,315,710)
   Interest and dividends, net of
     administrative fees                             85,004        199,977         76,561       225,028         (8,591)
                                                -----------    -----------    -----------   -----------    -----------
TOTAL MASTER TRUST INCOME/(LOSS)                     85,004        501,818       (709,735)     (206,123)   (20,324,301)
                                                -----------    -----------    -----------   -----------    -----------
CONTRIBUTIONS

   Employee                                       3,032,565      1,206,170             --        14,214     12,358,837
   Employer                                          20,025        237,734             --         5,155        242,683
                                                -----------    -----------    -----------   -----------    -----------
   TOTAL CONTRIBUTIONS                            3,052,590      1,443,904             --        19,369     12,601,520
                                                -----------    -----------    -----------   -----------    -----------
EMPLOYER ADVANCE                                         --             --             --            --             --
                                                -----------    -----------    -----------   -----------    -----------
ALLOCATION OF ESOP SHARES -
   NOTE 6                                                --             --             --            --             --
                                                -----------    -----------    -----------   -----------    -----------
DEDUCTIONS

   Forfeitures                                           --             --             --            --             --
   Allocation of ESOP shares                             --             --             --            --             --
   Employee withdrawals - Note 4                    117,916        561,610        600,212       472,384      5,821,106
   Interest on ESOP loan - Note 6                        --             --             --            --             --
                                                -----------    -----------    -----------   -----------    -----------
   TOTAL DEDUCTIONS                                 117,916        561,610        600,212       472,384      5,821,106
                                                -----------    -----------    -----------   -----------    -----------
Net interfund transfers                           2,257,409        308,023       (529,688)   (1,815,065)    12,537,763
                                                -----------    -----------    -----------   -----------    -----------
Net interplan transfers                                  --         (7,282)            --            --             --
                                                -----------    -----------    -----------   -----------    -----------
Net transfers from the Trust - Note 5                    --         (7,711)            --           (57)        (1,884)
                                                -----------    -----------    -----------   -----------    -----------

Net increase (decrease)                           5,277,087      1,677,142     (1,839,635)   (2,474,260)    (1,008,008)


NET ASSETS AT BEGINNING OF YEAR                          --      5,024,092      3,678,812     4,745,808     82,752,536
                                                -----------    -----------    -----------   -----------    -----------
NET ASSETS AT END OF YEAR                    $    5,277,087 $    6,701,234 $    1,839,177 $   2,271,548 $   81,744,528
                                                ===========    ===========    ===========   ===========    ===========

See notes to financial statements.


                                        -5B-


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1992 - Continued

- - -----------------------------------------------------------------------------------------------------------
                                                                  Fund Information
                                      ---------------------------------------------------------------------
                                                   Loan             Matching Stock Fund
                                                   Fund         Allocated      Unallocated        Total
                                                -----------    -----------     -----------    -----------


MASTER TRUST INCOME / (LOSS)

   Net appreciation/(depreciation) in
     fair value of investments - Note 3     $           -- $          430 $           -- $     5,103,268
   Interest and dividends, net of
     administrative fees                         1,537,081      1,448,879     18,513,561      84,770,864
                                               -----------    -----------    -----------   -------------
TOTAL MASTER TRUST INCOME/(LOSS)                 1,537,081      1,449,309     18,513,561      89,874,132
                                               -----------    -----------    -----------   -------------
CONTRIBUTIONS

   Employee                                             --             --             --      81,589,078
   Employer                                             --             --     29,197,361      30,758,890
                                               -----------    -----------    -----------   -------------
   TOTAL CONTRIBUTIONS                                  --             --     29,197,361     112,347,968
                                               -----------    -----------    -----------   -------------
EMPLOYER ADVANCE                                        --             --        156,250         156,250
                                               -----------    -----------    -----------   -------------
ALLOCATION OF ESOP SHARES -
   NOTE 6                                               --     26,024,106             --      26,024,106
                                               -----------    -----------    -----------   -------------
DEDUCTIONS

   Forfeitures                                          --         17,595             --          17,595
   Allocation of ESOP shares                            --             --     26,052,832      26,052,832
   Employee withdrawals - Note 4                        --        389,781             --     110,815,314
   Interest on ESOP loan - Note 6                       --             --     30,538,736      30,538,736
                                               -----------    -----------    -----------   -------------
   TOTAL DEDUCTIONS                                     --        407,376     56,591,568     167,424,477
                                               -----------    -----------    -----------   -------------
Net interfund transfers                         14,274,112        (23,366)            --              --
                                               -----------    -----------    -----------   -------------
Net interplan transfers                                 --             --             --              --
                                               -----------    -----------    -----------   -------------
Net transfers from the Trust - Note 5                   --             --             --         (11,600)
                                               -----------    -----------    -----------   -------------

Net increase (decrease)                         15,811,193     27,042,673     (8,724,396)     60,966,379


NET ASSETS AT BEGINNING OF YEAR                  9,655,078             --     (2,608,508)  1,183,872,068
                                               -----------    -----------    -----------   -------------
NET ASSETS AT END OF YEAR                   $   25,466,271 $   27,042,673 $  (11,332,904)$ 1,244,838,447
                                               ===========    ===========    ===========   =============




See notes to financial statements.


                                        -5C-

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
- - -------------------------------------------------------------------------------

1.   DESCRIPTION OF THE TRUST

     RJR Nabisco, Inc. ("RJRN") and its direct or indirect subsidiaries sponsor plans in the RJR Nabisco, Inc. Defined Contribution Master Trust (the "Trust"). The Trust administers pooled assets and related liabilities within various funds established on behalf of participating defined contribution plans for employees of RJRN and affiliated companies. Each participating plan owns an interest or an investment in the fair value of net assets held in one or more of these investment funds. The trustee and custodian of the Trust is Wachovia Bank of North Carolina, N.A. ("Wachovia"). Investment income and net appreciation (depreciation) in fair value of investments during the year are allocated among participating plans based on procedures established by the Trustee.

     The Committee, acting under the direction of the Board of Directors (the "Board") of Holdings, authorized and established the Nabisco Brands de Puerto Rico, Inc. Capital Accumulation Plan effective September 1, 1992. The Trust was amended to show this plan as a participating plan.

     Effective January 1, 1992 the RJR Nabisco Capital Accumulation Plan, which was comprised of the RJR Nabisco Capital Accumulation Program, the RJR Employees' Savings and Investment Program, the Nabisco Brands Capital Accumulation Program, the Planters LifeSavers Capital Accumulation Program and the RJR Nabisco Employee Stock Ownership Program (the "ESOP"), was renamed the RJR Capital Investment Plan (the "RJRN CIP"). The individual programs thereunder will no longer exist as separate programs in order to standardize plan provisions. Participant investment in the ESOP through RJRN matching contributions to participants in the RJRN CIP began January 1, 1992. Beginning January 1, 1992, RJRN matching contributions to participants were made in shares of RJR Nabisco Holdings Corp. ("Holdings") ESOP convertible Preferred Stock in the Matching Stock Fund (See Note 6). Participants employed by Winston-Salem Health Care Plan, Inc. and Winston-Salem Dental Care Plan, Inc. as well as participants in other plans receive employer contributions in cash in lieu of matching stock.

     Effective July 30, 1993 the Trust was amended to allow the assets of the Savings and Investment Plan for Employees of R.J. Reynolds Tobacco Company in Puerto Rico and the Nabisco Brands de Puerto Rico Capital Accumulation Plan (the "Puerto Rico Plans") to be held solely by Banco Popular de Puerto Rico as trustee of the RJR Nabisco Puerto Rico Defined Contribution Master Trust and Wachovia as trustee of the Trust shall no longer serve as co-trustee. The RJR Employee Benefits Committee (the "Committee") directed Banco Popular de Puerto Rico to appoint Wachovia as custodian for the assets of the Puerto Rico Plans, to be invested in the same manner as the assets of the other qualified defined contribution plans held by Wachovia in the Trust subject to the investment direction of the Puerto Rico Plans' participants. Thus, the Trust was also amended effective July 30, 1993 to allow the commingling of the assets for investment purposes of the Trust with assets of any plan established by RJRN or its affiliates, qualified under Section 401(a) of the Internal Revenue Code or otherwise exempt from taxation pursuant to ERISA, the assets of which are owned by another trustee or custodian.

     Information about the Trust agreement is available from the Committee.

- - -------------------------------------------------------------------------------

2.   SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments - All investments held by the Trust are valued at fair value (except unallocated insurance contracts which are valued at contract value) as follows. Securities which are traded on a national securities exchange are valued at the last reported sales price on the last business day of the plan year. Over-the-counter investments traded on the NASDAQ and listed securities for which no sale was reported on the last business day of the plan year are valued at the average of the last reported bid and ask prices. All other over-the-counter investments are valued at the last reported bid. The fair market value of real estate is based on periodic independent appraisals. The fair market value of fixed income investments is based on an institutional based pricing system. Investment grade bonds are valued on a pricing system based on treasury securities. The fair market value of the participation units in common trust funds is based on quoted redemption value on the last business day of the plan year.

     Expenses - Expenses relating to the purchase or sale of investments are included in the cost or deducted from the proceeds, respectively. Expenses such as trustee, auditor, and Internal Revenue Service user fees are paid directly from the Trust. During 1993, the Trust was amended to also allow the payment of general plan recordkeeping expenses directly from the Trust. Other expenses continue to be paid by RJRN.

3.   INVESTMENTS

     Under the provisions of the Trust, pooled assets may be invested in various funds. The investment funds are as follows (See Note 8 for investment option changes):

          General Stock Fund           Diversified fund of primarily common
                                       stocks selected to achieve long-term
                                       capital growth and current income.

          Stock Index Fund             Diversified fund of primarily common
                                       stocks selected to achieve long-term
                                       capital growth and current income.

          Growth Stock Fund            Diversified fund of common stocks and
                                       other securities selected to achieve
                                       significant capital gains.

          Money Market Fund            Money Market fund consisting of short-
                                       term investments maturing in one
                                       year or less, including bank certificates of deposit, commercial paper and short-term corporate debt obligations.

          Real Estate Fund             Pooled funds selected to achieve stable
                                       long-term rates of return through direct ownership of income producing properties diversified by usage and location.

          Common Stock Fund            Common stock issued by Holdings.

          Government Securities Fund   Short-term U.S. Government Securities
                                       that mature within one year, with a
                                       maximum average maturity of 90 days
                                       selected to maximize current income
                                       that is consistent with the preservation of capital and liquidity. This fund was opened to participant contributions commencing in 1992.

- - -------------------------------------------------------------------------------

3.   INVESTMENTS - CONTINUED

     Direct transfers between the Government Securities Fund and the Interest Income Fund are not allowed due to restrictions in the investment contracts in the Interest Income Fund. The Interest Income Fund for certain plans within the Master Trust has been closed to new employee contributions, but employees are allowed to transfer out of the funds. During 1993 the Company liquidated the Preferred Stock Fund and Bristol-Myers Stock Fund due to Securities and Exchange Commission trading rules and restrictions and relatively light trading volume. The Matching Stock Fund is available for RJRN matching contributions only and is not open to participant contribution. The Loan Fund is a recordkeeping fund that holds employee promissory notes. These funds hold assets as follows:

          Preferred Stock Fund         Cumulative convertible preferred stock
                                       issued by Holdings and convertible into
                                       Holdings common stock.

          Interest Income Fund         Contracts issued by insurance companies
                                       or financial institutions as well as one to three year investment grade fixed income securities. Contracts are diversified by size, maturity, quality and interest rate.

          Bristol-Myers Stock Fund     Common stock of Bristol-Myers Squibb
                                       Company that came into the LifeSavers
                                       Savings Plan as a result of the 1989
                                       conversion of Squibb Corporation Common
                                       Stock.

          Matching Stock Fund          Holdings ESOP Convertible Preferred
                                       Stock representing RJRN matching
                                       contributions.

          Loan Fund                    Participant borrowings from Trust plans
                                       subject to requirements established by
                                       the Committee.

     During 1993 and 1992, the Trust's investments (including investments bought, sold, as well as held during the year) appreciated (depreciated) in fair value as follows:

- - --------------------------------------------------------------------------------------------------

3.  INVESTMENTS - CONTINUED

                                YEAR ENDED DECEMBER 31, 1993       YEAR ENDED DECEMBER 31, 1992
                               ------------------------------      -------------------------------
                               Net Appreciation                    Net Appreciation
                                (Depreciation)        Fair          (Depreciation)        Fair
                                 in Fair Value     Value at         in Fair Value       Value at
                                  During Year     End of Year        During Year       End of Year
                               --------------- ---------------     --------------- ---------------
GROWTH STOCK FUND
  Equity investment funds     $     9,173,988 $   174,798,915     $      7,058,911 $   159,930,462
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                        --       1,042,500                   --         177,386
  Other Short-Term Investments             --           1,110                   --              --
                                 ------------    ------------         ------------    ------------
                                    9,173,988     175,842,525            7,058,911     160,107,848
                                 ------------    ------------         ------------    ------------

REAL ESTATE FUND
  Real estate investment funds        230,547       8,749,673             (385,135)     10,110,263
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                        --          52,012                   --         122,515
                                 ------------    ------------         ------------    ------------
                                      230,547       8,801,685             (385,135)     10,232,778
                                 ------------    ------------         ------------    ------------

GENERAL STOCK FUND
  Equity investment funds          36,352,032     357,698,005           17,974,032     307,653,297
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                        --       1,266,484                   --         256,595
  Other Short-Term Investments             --           1,380                   --              --
                                 ------------    ------------         ------------    ------------
                                   36,352,032     358,965,869           17,974,032     307,909,892
                                 ------------    ------------         ------------    ------------


MONEY MARKET FUND
  Money market investment funds            --      12,089,655                   --      10,866,219
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                        --           8,745                   --         100,731
                                 ------------    ------------         ------------    ------------
                                           --      12,098,400                   --      10,966,950
                                 ------------    ------------         ------------    ------------

BRISTOL-MYERS STOCK FUND
  Bristol-Myers Squibb Common Stock   (22,315)             --             (786,296)        562,706
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                        --              --                   --             112
                                 ------------    ------------         ------------    ------------
                                      (22,315)             --             (786,296)        562,818
                                 ------------    ------------         ------------    ------------

INTEREST INCOME FUND
  Guaranteed insurance contract            --     446,272,955                   --     448,477,423
  Treasury Obligations                541,444       8,005,040            2,075,764      60,108,170
  Federal Agency CMOs                 (97,635)             --                8,154      18,295,300
  Corporate Mortgage Pools            669,823          21,046             (422,771)     64,877,320
  Bond Investment Funds              (231,370)    150,344,174                   --              --
  Wells Fargo Bank Money
    Market Fund                            --              84                   --              --
  Fisher Francis Trees & Watts
    Short-Term Investment Fund             --              --                   --      12,674,376
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                        --      28,285,509                   --       8,293,268
  Other Short-Term Investments             --          14,149               25,199             688
                                 ------------    ------------         ------------    ------------
                                      882,262     632,942,957            1,686,346     612,726,545
                                 ------------    ------------         ------------    ------------


- - --------------------------------------------------------------------------------------------------

3.  INVESTMENTS - CONTINUED
                                YEAR ENDED DECEMBER 31, 1993       YEAR ENDED DECEMBER 31, 1992
                               ------------------------------      -------------------------------
                               Net Appreciation                    Net Appreciation
                                (Depreciation)        Fair          (Depreciation)        Fair
                                 in Fair Value     Value at         in Fair Value       Value at
                                  During Year     End of Year        During Year       End of Year
                               --------------- ---------------     --------------- ---------------
COMMON STOCK FUND
  RJR Nabisco Holdings Corp.
    Common Stock              $   (17,335,826)$    82,893,245     $    (20,315,710)$    79,417,339
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                        --       1,478,403                   --       2,014,456
                                 ------------    ------------         ------------    ------------
                                  (17,335,826)     84,371,648          (20,315,710)     81,431,795
                                 ------------    ------------         ------------    ------------

PREFERRED STOCK FUND
  RJR Nabisco Holdings Corp.
    Cumulative Convertible
    Preferred Stock                  (232,322)             --             (434,756)      2,202,441
  RJR Nabisco Holdings Corp.
    Common Stock                           --              --                3,605              --
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                        --              --                   --          52,680
                                 ------------    ------------         ------------    ------------
                                     (232,322)             --             (431,151)      2,255,121
                                 ------------    ------------         ------------    ------------

STOCK INDEX FUND
  Equity investment funds             426,785       8,872,279              301,841       6,445,494
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                        --           6,881                   --          99,996
                                 ------------    ------------         ------------    ------------
                                      426,785       8,879,160              301,841       6,545,490
                                 ------------    ------------         ------------    ------------
MATCHING STOCK FUND
  RJR Nabisco Holdings
    Corp. ESOP Convertible
    Preferred Stock                        --     249,183,584                   --     250,000,000
  RJR Nabisco Holdings Corp.
    Common Stock                       22,367          69,089                  430          12,580
  Other Short-Term Investments             --             191                   --              --
                                 ------------    ------------         ------------    ------------
                                       22,367     249,252,864                  430     250,012,580
                                 ------------    ------------         ------------    ------------

GOVERNMENT SECURITIES FUND
  Equity investment funds                  --          22,366                   --       5,034,108
  Wachovia Bank of North Carolina,
    N.A. Diversified Short-Term
    Investment Fund                        --      10,100,939                   --         108,474
  Other Short-Term Investments             --           2,389                   --              --
                                 ------------    ------------         ------------    ------------
                                           --      10,125,694                   --       5,142,582
                                 ------------    ------------         ------------    ------------

LOAN FUND
  Loans to participants                    --      29,876,423                   --      23,674,814
                                 ------------    ------------         ------------    ------------
                                           --      29,876,423                   --      23,674,814
                                 ------------    ------------         ------------    ------------

TOTAL                         $    29,497,518 $ 1,571,157,225     $      5,103,268 $ 1,471,569,213

                                 ============    ============         ============    ============



- - ------------------------------------------------------------------------------

3.   INVESTMENTS - CONTINUED

     Individual investments that represent 5% or more of the Trust's fair value of net assets as of December 31, 1993 and 1992, are as follows:

                                                        DECEMBER 31, 1993                               DECEMBER 31, 1992
                                                        -----------------                               -----------------
            IDENTITY OF ISSUE,
           BORROWER, LESSOR OR
              SIMILAR PARTY                  DESCRIPTION OF                                  DESCRIPTION OF
              -------------                    INVESTMENT              FAIR VALUE              INVESTMENT               FAIR VALUE
                                                 ----------            ----------              ----------               ----------
    Equity investment funds:
      Vanguard Equity Income
          Fund                                     *                        *               7,592,638 shares           $98,248,738
      Vanguard Institutional Index
          Fund                              8,354,275 shares          $371,013,370          3,634,449 shares           151,738,275
      Windsor Fund                                 *                        *               8,179,674 shares           103,636,471
      Vanguard Trust Extended
          Market Portfolio                  8,817,589 shares           170,355,829                  *                       *

    Prudential Life Insurance Co.                  *                        *             Interest rates                64,810,554
      Guaranteed Investment                                                               ranging from 8.4% to
      Contracts                                                                           9.04% with maturity
                                                                                          dates ranging from
                                                                                          4/1/93 to 1/1/97

    Wells Fargo 1-3 Year                    3,424,399 units            150,344,174                  *                       *
      Government Bond Index
      Fund

    CIGNA Guaranteed                     Interest rates                88,756,000         Interest rates               103,554,557
      Investment Contracts               ranging from 7.89% to                            ranging from 7.89% to
                                         9.91% with maturity                              9.91% with maturity
                                         dates ranging from                               dates ranging from
                                         12/31/93 to 10/1/97                              12/31/93 to 4/1/95

    Bankers Trust Co.                    Interest rates                72,241,880         Interest rates                72,909,721
      GIC Contracts                      ranging from 7.66% to                            ranging from 7.66% to
                                         8.85% with maturity                              8.85% with maturity
                                         dates ranging from                               dates ranging from
                                         6/10/95 to 12/15/96                              6/10/95 to 12/15/96

    RJR Nabisco Holdings Corp.           12,763,436 shares,            82,962,334         9,342,503 shares, par         79,429,919
      Common Stock                       par value $.01 per                               value $.01 per share
                                         share.

    ESOP Preferred Stock                 15,573,974 shares,            249,183,584        15,625,000 shares,           250,000,000
                                         stated value $16.00,                             stated value $16.00,
                                         par value $.01 per                               par value $.01 per
                                         share                                            share



*Investment represents less than 5% of the Trusts net assets.

- - -------------------------------------------------------------------------------

4.   EMPLOYEE WITHDRAWALS

     At December 31, 1993 and 1992, employee withdrawal requests of $4,694,153 and $3,478,790, respectively, were not accrued in accordance with the AICPA Audit and Accounting Guide "Audits of Employee Benefit Plans".

5.   NET TRANSFERS FROM THE TRUST

     During 1993 net transfers of assets of $1,129,578 were made from the Trust due to the segregation of the Pacific Hawaiian Products Company Profit Sharing and Retirement Plan, the divestiture of the Merckens and cereal businesses.

     During 1992 net transfers of assets of $11,600 were made from the Trust due to the divestiture of Merckens.

6.   MATCHING STOCK

     On April 10, 1991, the ESOP borrowed $250 million (the "ESOP Loan") from Holdings, an indirect parent of RJRN, to purchase 15,625,000 shares of Holdings ESOP Convertible Preferred Stock, stated value $16.00 per share (the "ESOP Preferred Stock"). The market value of the ESOP Preferred Stock is the greater of the stated value of the ESOP Preferred Stock or the market value of Holdings common stock (the "ESOP market value"). The ESOP Loan has a weighted average interest rate of 8.2% effective January 5, 1993 and 12.9% during 1992 and matures on July 2, 2016. The ESOP Preferred Stock is convertible into 15,625,000 shares of Holdings' common stock, subject to adjustment in certain events, and bears cumulative dividends at a rate of 7.8125% of stated value per annum at least until April 10, 1999 and is payable semi-annually in arrears commencing January 2, 1992, when, as and if declared by the Board. The ESOP Preferred Stock represents an unallocated investment of the Plan which is allocated to individual participants' accounts as the ESOP Loan is repaid. The unallocated ESOP Preferred Stock is collateral for the ESOP Loan. The Plan obtains funds to repay the ESOP Loan primarily from dividends on the ESOP Preferred Stock and RJRN matching contributions. The ESOP Preferred Stock is redeemable at the option of Holdings, in whole or in part, at any time on or after April 10, 1999, at an initial optional redemption price of $16.25 per share. The initial optional redemption price declines thereafter on an annual basis in the amount of $.125 a year to $16 per share on April 10, 2001, plus accrued and unpaid dividends.

     On December 17, 1992, the Board declared a dividend of $0.625 on each share of ESOP Preferred Stock issued and outstanding as of that date. The financial statements reflect the accrued dividend of $9,765,625 which was paid on January 4, 1993. In addition, interest expense of $15,015,296 was accrued at December 31, 1992 on the ESOP loan.

     On December 17, 1993, the Board declared a dividend of $0.625 on each share of ESOP Preferred Stock issued and outstanding as of that date. The financial statements reflect the accrued dividend of $9,735,361 which was paid on January 3, 1994. In addition, interest expense of $8,715,285 was accrued at December 31, 1993 on the ESOP Loan.

- - -------------------------------------------------------------------------------

6.   MATCHING STOCK - CONTINUED

     Shares of unallocated ESOP Preferred Stock are held as plan assets which have not been released for allocation to the individual participant accounts. Dividends on the ESOP Preferred Stock and contributions from RJRN are used to service the ESOP Loan. When the ESOP Loan is serviced, shares become available for allocation to individual participants' accounts. Allocation of released shares are net of dividends on the ESOP Preferred Stock, sales of shares for distribution and forfeitures.

     During 1993, an ESOP Treasury Suspense Account was established to hold shares of ESOP Preferred Stock resulting from sales for distribution and forfeitures. The shares are held in the account pending transfer to RJRN for retirement.

     Any participant who is entitled to receive a distribution shall, at the participant's option, receive either cash equal to the ESOP market value or a number of shares of Holdings common stock with a value equal to the ESOP market value.

7.   SALE OF BUSINESS AND TRANSFER OF ASSETS

     An Asset Purchase Agreement (the "Agreement") dated November 13, 1992 among Kraft General Foods, Inc. and Nabisco, Inc. and Nabisco Cereals, Inc. was entered into to provide in part for the sale of RJRN's cereal business. Based upon the terms of the Agreement, transferred employees who are participants of the RJR Nabisco Capital Investment Plan and the Nabisco Brands Employee Savings Plan (the "Nabisco Plans") shall be fully vested and active participation in these plans shall cease as of the closing date. Additionally, the Nabisco Plans were amended to provide for the direct trustee-to-trustee transfer of assets representing the full account balances of transferred employees. During 1993 net assets of $853,990 were transferred from the Plan to Kraft General Foods, Inc. in accordance with the terms of the Agreement.

8.   SUBSEQUENT EVENTS

     New investment options became available for participants' future contributions effective January 1, 1994 and for accumulated balances effective March 1, 1994. Three current investment options will remain:
     the Interest Income Fund, the Real Estate Fund and the Common Stock
     Fund.  The new investment options available include the U.S. Stock
     Index Fund, the International Stock Index Fund and the Balanced
     Funds.  The U.S. Stock Index Fund replaces the General Stock and
     Growth Stock Funds. As of January 1, 1994, all contributions to these discontinued funds will be directed to the U.S. Stock
     Index Fund. Balances remaining in these funds on December 31, 1993 will be automatically transferred to the U.S. Stock Index Fund on January 1, 1994. The Government Securities Fund is discontinued and as of
     January 1, 1994 all contributions to this fund will be directed to the Interest Income Fund. Balances remaining in the Government Securities Fund on December 31, 1993 will be automatically transferred to the Interest Income Fund on January 1, 1994.

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AS OF DECEMBER 31, 1993

- - --------------------------------------------------------------------------------------------------------

                                                DESCRIPTION OF INVESTMENT
   IDENTITY OF ISSUE,                            INCLUDING MATURITY DATE,
    BORROWER, LESSOR                                 RATE OF INTEREST                              FAIR
    OR SIMILAR PARTY                              PAR OR MATURITY VALUE          COST              VALUE
    ----------------                              ---------------------          ----              -----

GROWTH STOCK FUND
- - -----------------
Equity investment funds:
    Vanguard Trust Extended
      Market Portfolio                            2,894,600   shares         $52,256,561        $55,923,672
    Vanguard Institutional Index
       Fund                                       2,676,767   shares         108,121,546        118,875,243

Wachovia Bank of North Carolina,
         N.A. Diversified Short-Term
         Investment Fund                          1,042,500    units           1,042,500          1,042,500

Other Short-Term Investments                                                       1,110              1,110
                                                                          --------------     --------------
TOTAL GROWTH STOCK FUND                                                      161,421,717        175,842,525
                                                                          --------------     --------------

REAL ESTATE FUND
- - ----------------
Real estate investment funds:
    The Equitable Preferred Property
        Fund                                          8,300    units           9,217,939          8,749,673

Wachovia Bank of North Carolina,
         N.A. Diversified Short-Term
         Investment Fund                             52,012    units              52,012             52,012
                                                                          --------------     --------------
TOTAL REAL ESTATE FUND                                                         9,269,951          8,801,685
                                                                          --------------     --------------

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AS OF DECEMBER 31, 1993

- - --------------------------------------------------------------------------------------------------------

                                                DESCRIPTION OF INVESTMENT
   IDENTITY OF ISSUE,                            INCLUDING MATURITY DATE,
    BORROWER, LESSOR                                 RATE OF INTEREST                              FAIR
    OR SIMILAR PARTY                              PAR OR MATURITY VALUE          COST              VALUE
    ----------------                              ---------------------          ----              -----


GENERAL STOCK FUND
- - ------------------
Equity investment funds:
    Vanguard Institutional Index
       Fund                                        5,477,727  shares        $209,715,686       $243,265,848
    Vanguard Trust Extended
      Market Portfolio                             5,922,989  shares         115,622,910        114,432,157

Wachovia Bank of North Carolina,
         N.A. Diversified Short-Term
         Investment Fund                          1,266,484    units           1,266,484          1,266,484

Other Short-Term Investments                                                       1,380              1,380
                                                                          --------------     --------------
TOTAL GENERAL STOCK FUND                                                     326,606,460        358,965,869
                                                                          --------------     --------------

MONEY MARKET FUND
- - -----------------
Money market investment funds:
     Vanguard Institutional
        Portfolios                               12,089,655    units          12,089,655         12,089,655

Wachovia Bank of North Carolina,
         N.A. Diversified Short-Term
         Investment Fund                              8,745    units               8,745              8,745
                                                                          --------------     --------------
TOTAL MONEY MARKET FUND                                                       12,098,400         12,098,400
                                                                          --------------     --------------


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AS OF DECEMBER 31, 1993

- - --------------------------------------------------------------------------------------------------------

                                                DESCRIPTION OF INVESTMENT
   IDENTITY OF ISSUE,                            INCLUDING MATURITY DATE,
    BORROWER, LESSOR                                 RATE OF INTEREST                              FAIR
    OR SIMILAR PARTY                              PAR OR MATURITY VALUE          COST              VALUE
    ----------------                              ---------------------          ----              -----


STOCK INDEX FUND
- - ----------------
Equity investment funds:
    Vanguard Institutional Index
       Fund                                          199,781  shares          $7,363,048         $8,872,279

Wachovia Bank of North Carolina,
         N.A. Diversified Short-Term
         Investment Fund                              6,881    units               6,881              6,881
                                                                          --------------     --------------
TOTAL STOCK INDEX FUND                                                         7,369,929          8,879,160
                                                                          --------------     --------------


INTEREST INCOME FUND
- - --------------------
Guaranteed Insurance  Contracts:
      Executive Life Insurance Co.              $6,058,908 principal
      GIC Contract #01300                       9.22% matures 07/01/93         6,058,908          6,058,908

      CIGNA Contract FM22001A                   $12,736,358 principal
       88-89                                    9.29% matures 06/30/94        12,736,358         12,736,358

      CIGNA Contract FM22001C                   $18,604,345 principal
       (1988 Supplemental)                      9.91% matures 12/31/93        18,604,345         18,604,345

      CIGNA Contract 22001F                     $16,618,914 principal
                                                9.70% matures 04/01/95        16,618,914         16,618,914

      Morgan Guaranty                           $16,631,097 principal
       RJRN Contract #47                        8.95% matures 06/30/95        16,631,097         16,631,097

      Aetna Life Insurance Co.                  $17,893,320 principal
      Contract #PG-13831                        9.09% matures 04/01/96        17,893,320         17,893,320



RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AS OF DECEMBER 31, 1993

- - --------------------------------------------------------------------------------------------------------

                                                DESCRIPTION OF INVESTMENT
   IDENTITY OF ISSUE,                            INCLUDING MATURITY DATE,
    BORROWER, LESSOR                                 RATE OF INTEREST                              FAIR
    OR SIMILAR PARTY                              PAR OR MATURITY VALUE          COST              VALUE
    ----------------                              ---------------------          ----              -----


      CNA GIC Contract #12402-016               $922,206 principal
                                                9.13% matures 06/30/94          $922,206           $922,206

      CNA GIC Contract #12507A                  $7,176,141 principal
                                                9.07% matures 04/01/94         7,176,141          7,176,141

      Prudential Life Insurance Co.             $33,220,861 principal
      RJRN Contract #6288-215                   9.04% matures 01/01/97        33,220,861         33,220,861

      Prudential Life Insurance Co.             $8,082,581 principal
      RJRN Contract #6288-224                   8.40% matures 04/01/94         8,082,581          8,082,581

      CIGNA Contract #FM-22001D                 $22,242,522 principal
                                                8.54% matures 09/30/94        22,242,522         22,242,522

      CNA GIC Contract #12402-006               $3,725,857 principal
                                                9.13% matures 06/30/94         3,725,857          3,725,857

      Executive Life Insurance Co.              $13,554,231 principal
      GIC Contract #01299A3A                    9.22% matured 06/30/93        13,554,231         13,554,231

      CNA GIC Contract #12510A                  $1,327,239 principal
                                                9.07% matures 04/01/94         1,327,239          1,327,239

      John Hancock Mutual Insurance Co.         $31,221,760 principal
      GAC Contract #5884                        8.53% matures 07/01/96        31,221,760         31,221,760

      Bankers Trust Company GIC                 $26,163,863 principal
      Contract #91-029                          8.45% matures 06/15/95        26,163,863         26,163,863

      Aetna Life Insurance Co.                  $30,629,775 principal
      GIC Contract #14033                       8.70% matures 07/01/97        30,629,775         30,629,775

      Bankers Trust Company GIC                 $20,385,040 principal
      Contract #91-089                          8.85% matures 12/15/96        20,385,040         20,385,040

      Bankers Trust Company GIC                 $15,472,841 principal
      Contract #91-133                          8.2848% matures 12/15/96      15,472,841         15,472,841


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AS OF DECEMBER 31, 1993

- - --------------------------------------------------------------------------------------------------------

                                                DESCRIPTION OF INVESTMENT
   IDENTITY OF ISSUE,                            INCLUDING MATURITY DATE,
    BORROWER, LESSOR                                 RATE OF INTEREST                              FAIR
    OR SIMILAR PARTY                              PAR OR MATURITY VALUE          COST              VALUE
    ----------------                              ---------------------          ----              -----



      Provident National GIC                    $25,886,132 principal
      Contract #027-05095                       7.83% matures 01/01/97       $25,886,132        $25,886,132

      Bankers Trust Company GIC                 $10,220,136 principal
      Contract #91-146                          7.66% matures 06/10/95        10,220,136         10,220,136

      Travelers Insurance Co.                   $5,833,876 principal
      Contract #GR-15457                        9.19% matures 10/01/96         5,833,876          5,833,876

      CIGNA Contract #IN-16357                  $18,553,861 principal
                                                7.89% matures 10/01/97        18,553,861         18,553,861

      Prudential Life Insurance Co.             $5,309,563 principal
      RJRN Contract #6288-216                   6.87% matures 01/02/98         5,309,564          5,309,564

      Confederation Life Insurance Co.          $10,614,751 principal
      GIC Contract #62720                       6.80% matures 01/02/98        10,614,751         10,614,751

      Provident Life & Accident                 $25,972,550 principal
      Contract #627-05481                       5.90% matures 04/01/98        25,972,550         25,972,550

      Commonwealth Life Insurance Co.           $17,726,639 principal
      Contract #ADA00052TR                      5.75% matures 04/01/98        17,726,639         17,726,639

      Continental Assurance Co.                 $23,487,587 principal
      GIC Contract #12901                       5.78% matures 01/04/99        23,487,587         23,487,587
                                                                          --------------     --------------
                                                                             446,272,955        446,272,955

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AS OF DECEMBER 31, 1993

- - --------------------------------------------------------------------------------------------------------

                                                DESCRIPTION OF INVESTMENT
   IDENTITY OF ISSUE,                            INCLUDING MATURITY DATE,
    BORROWER, LESSOR                                 RATE OF INTEREST                              FAIR
    OR SIMILAR PARTY                              PAR OR MATURITY VALUE          COST              VALUE
    ----------------                              ---------------------          ----              -----

Corporate CMO's:
      Household Fin Corp. Home
       Equity Loan Asset Backed                      21,073    units
       Certificate Series 1990-1,                   Adjustable rate,
       Class A-1                                    matures 06/27/05             $21,073            $21,046

Bond investment funds:
       Wells Fargo 1-3 Year
       Government Bond Index Fund                 3,424,399    units         150,575,544        150,344,174

Treasury Obligations:
      United States Treasury Notes                8,000,000    units
       dated 11/30/93                           4.250% matures 11/30/95        8,007,520          8,005,040

Short-Term Investment Funds:
      Wachovia Bank of North Carolina,
       N.A. Diversified Short-Term
       Investment Fund                           28,285,509    units          28,285,509         28,285,509

      Wells Fargo Bank Money
       Market Fund                                       84    units                  84                 84

Other Short-Term Investments                                                      14,149             14,149
                                                                          --------------     --------------
TOTAL INTEREST INCOME FUND                                                   633,176,834        632,942,957
                                                                          --------------     --------------

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AS OF DECEMBER 31, 1993

- - --------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF INVESTMENT
   IDENTITY OF ISSUE,                            INCLUDING MATURITY DATE,
    BORROWER, LESSOR                                 RATE OF INTEREST                              FAIR
    OR SIMILAR PARTY                              PAR OR MATURITY VALUE          COST              VALUE
    ----------------                              ---------------------          ----              -----


COMMON STOCK FUND
- - -----------------
RJR Nabisco Holdings Corp.                      12,752,807  shares, par
    Common Stock                                 value $.01 per share       $107,883,508        $82,893,245

Wachovia Bank of North Carolina,
     N.A. Diversified Short-Term
     Investment Fund                              1,478,403    units           1,478,403          1,478,403
                                                                          --------------     --------------
TOTAL COMMON STOCK FUND                                                      109,361,911         84,371,648
                                                                          --------------     --------------


MATCHING STOCK FUND
- - -------------------
RJR Nabisco Holdings Corp.                       10,629  shares, par
    Common Stock                                 value $.01 per share            $65,289            $69,089

RJR Nabisco Holdings Corp.                       15,573,974  shares,
    ESOP Convertible Preferred                  stated value $16.00,
    Stock                                       par value $.01 per share     249,183,584        249,183,584

Other Short-Term Investments                                                         191                191
                                                                          --------------     --------------
TOTAL MATCHING STOCK FUND                                                    249,249,064        249,252,864
                                                                          --------------     --------------


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
AS OF DECEMBER 31, 1993

- - --------------------------------------------------------------------------------------------------------

                                                DESCRIPTION OF INVESTMENT
   IDENTITY OF ISSUE,                            INCLUDING MATURITY DATE,
    BORROWER, LESSOR                                 RATE OF INTEREST                              FAIR
    OR SIMILAR PARTY                              PAR OR MATURITY VALUE          COST              VALUE
    ----------------                              ---------------------          ----              -----


GOVERNMENT SECURITIES FUND
- - --------------------------
Equity investment funds:
  Dreyfus Government Cash
     Management                                       22,366  shares             $22,366            $22,366

Short-Term Investment Funds:
   Wachovia Bank of North Carolina,
   N.A. Diversified Short-Term
   Investment Fund                               10,100,939    units          10,100,939         10,100,939

Other Short-Term Investments                                                       2,389              2,389
                                                                          --------------     --------------
TOTAL GOVERNMENT SECURITIES FUND                                              10,125,694         10,125,694
                                                                          --------------     --------------


LOAN FUND
- - ---------
Loans to participants                                     *                   29,876,423         29,876,423
                                                                          --------------     --------------
                                                                          $1,548,556,383     $1,571,157,225
                                                                          ==============     ==============



* With respect to the Trust, there is a total of 4,108 loans to participants at December 31, 1993, ranging from $1,000 to $50,000.

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - --------------------------------------------------------------------------------------------------------------------
                                                                                       SELLING
                                                                                       PRICE OR
                                  NUMBER OF      NUMBER OF          PURCHASE           MATURITY              NET
                                  PURCHASES       SALES              PRICE              VALUE            GAIN/(LOSS)
                                  ---------      ---------         ---------          ---------          ---------
Issue
- - -----

Growth Stock Fund
- - -----------------

Series of securities transactions in excess of 5% of net fund assets:
- - ---------------------------------------------------------------------

Authorized demand notes:
  Wachovia Bank of North Carolina,
   N.A. Diversified
   Short-Term Investment Fund             107             38       $  14,263,824       $  13,397,601     $           --

Vanguard US Growth Portfolio               15             79           8,440,484          57,196,341         11,823,580
Vanguard Primecap Fund                      3             76             612,480          59,758,655         16,545,262
Vanguard Trust Extended Market Portfolio   81             13          41,541,229           1,334,339            336,641
Vanguard Institutional Index Fund          84             12          77,623,710           2,260,058            474,712



RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------


ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - ------------------------------------------------------------------------------------------------------------------------

                                                                                             SELLING
                                                                                             PRICE OR
                                          NUMBER OF       NUMBER OF        PURCHASE          MATURITY           NET
                                          PURCHASES         SALES            PRICE            VALUE          GAIN/(LOSS)
                                          ---------       ---------       ---------         ---------        -----------

Issue
- - -----
Real Estate Fund
- - ----------------

Series of securities transactions in excess of 5% of net fund assets:
- - ---------------------------------------------------------------------

Authorized demand notes:
  Wachovia Bank of North Carolina,
   N.A. Diversified
   Short-Term Investment Fund                   78              59      $  1,177,729      $  1,248,232      $         --

Equitable Preferred Property Fund
  RJRN Contract #8429                           --              10                --         1,344,000           (99,138)



RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------


ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - --------------------------------------------------------------------------------------------------------------------

                                                                                      SELLING
                                                                                      PRICE OR
                               NUMBER OF       NUMBER OF          PURCHASE            MATURITY               NET
                               PURCHASES         SALES              PRICE              VALUE             GAIN/(LOSS)
                               ---------       ---------          ---------          ---------           -----------
Issue
- - -----
General Stock Fund
- - ------------------
Series of securities transactions in excess of 5% of net fund assets:
- - ---------------------------------------------------------------------

Authorized demand notes:
  Wachovia Bank of North Carolina,
   N.A. Diversified
   Short-Term Investment Fund       112              84       $  19,164,099       $   18,152,831       $           --

Vanguard Equity Income Fund          13              87           8,577,658          119,650,168           22,155,144
Vanguard Institutional Index Fund    85              20         130,368,765            1,890,447              479,351
Vanguard / Windsor Fund               3              57           2,091,980          118,257,461           15,503,858
Vanguard Trust Extended Market
 Portfolio                           68               2         113,229,317               40,820                 (251)



RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------


ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - ------------------------------------------------------------------------------------------------------------------------

                                                                                            SELLING
                                                                                            PRICE OR
                                       NUMBER OF       NUMBER OF         PURCHASE           MATURITY            NET
                                       PURCHASES         SALES            PRICE              VALUE          GAIN/(LOSS)
                                       ---------       ---------        ---------          ---------        -----------
Issue
- - -----

Money Market Fund
- - -----------------

A single transaction in excess of 5% of net fund assets:
- - --------------------------------------------------------

Vanguard Institutional Portfolios             1              --      $  11,443,033      $          --       $         --


Vanguard Money Market Reserves, Inc.         --               1                 --          11,443,033                --


Series of securities transactions in excess of 5% of net fund assets:
- - ---------------------------------------------------------------------

Authorized demand notes:
  Wachovia Bank of North Carolina,
   N.A. Diversified
   Short-Term Investment Fund                44              40          2,209,373           2,301,359                --

Vanguard Institutional Portfolios            17               9         13,325,655           1,236,000                --

Vanguard Money Market Reserves, Inc.          9               3            636,690          11,473,533                --



RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------


ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - ------------------------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF          NUMBER OF            PURCHASE          MATURITY          NET
                                                   PURCHASES            SALES                PRICE            VALUE      GAIN/(LOSS)
                                                  -----------        -----------         -----------      -----------    -----------
Issue
- - -----
Interest Income Fund
- - --------------------
A single transaction in excess of 5% of net fund assets:

Authorized demand notes:
 Wachovia Bank of North Carolina,
  N.A. Diversified
  Short-Term Investment Fund                              1                 --       $  47,670,886       $          --       $    --
                                                         --                  1                  --          57,909,483            --
 Fischer Francis Trees & Watts, Inc.
  Short-Term Fund                                         1                 --          37,804,000                  --            --
                                                          1                 --          54,485,000                  --            --
                                                          1                 --          35,350,000                  --            --
                                                          1                 --          46,230,000                  --            --
                                                          1                 --          36,171,000                  --            --
                                                          1                 --          31,039,000                  --            --
                                                         --                  1                  --          34,593,000            --
                                                         --                  1                  --          46,238,000            --
                                                         --                  1                  --          32,900,000            --

 Wells Fargo Bank Money Market Fund                      --                  1                  --          71,112,573            --
                                                          1                 --          71,112,573                  --            --


 Wells Fargo Bank
  1 - 3 Years Government Bond Index Fund                  1                 --          71,112,573                  --            --
                                                          1                 --          79,131,292                  --            --

United States Treasury Notes dated 12/31/92
 maturing 12/31/94                                       --                  1                  --          37,699,219       137,266

United States Treasury Notes dated 02/01/93
 maturing 01/31/95                                        1                 --          37,397,250                  --            --

United States Treasury Notes dated 03/01/93
 maturing 02/28/95                                        1                 --          33,374,375                  --            --

United States Treasury Notes dated 06/01/93
 maturing 05/31/95                                        1                 --          31,980,000                  --            --



RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - ----------------------------------------------------------------------------------------------------------------------------------

                                                                                                          SELLING
                                                                                                          PRICE OR
                                                   NUMBER OF          NUMBER OF       PURCHASE            MATURITY          NET
                                                   PURCHASES            SALES          PRICE               VALUE        GAIN/(LOSS)
                                                  -----------        -----------    -----------          -----------    -----------
Issue
- - -----
Interest Income Fund
- - --------------------

A single transaction in excess of 5% of net fund assets:
- - --------------------------------------------------------
United States Treasury Notes dated 08/02/93
 maturing 07/31/95                                    1                 --       $  35,350,000       $          --     $        --
                                                     --                  1                  --          35,350,000         334,136
                                                     --                  1                  --          35,247,461        (102,539)

United States Treasury Notes dated 08/31/93           1                 --          34,989,062                  --              --
 maturing 08/31/95                                    1                 --          35,000,000                  --              --
                                                      1                 --          46,230,000                  --              --
                                                     --                  1                  --          35,000,000          10,938
                                                     --                  1                  --          46,230,000         216,250
                                                     --                  1                  --          46,071,875        (158,125)

United States Treasury Notes dated 11/01/93
 maturing 10/31/95                                    1                 --          43,012,470                  --              --
                                                      1                 --          32,835,000                  --
                                                     --                  1                  --          32,835,000        (174,570)
                                                     --                  1                  --          32,855,625          20,625

United States Treasury Notes dated 11/30/93
 maturing 11/30/95                                    1                 --          43,067,510                  --              --


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - -----------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SELLING
                                                                                                       PRICE OR
                                                   NUMBER OF        NUMBER OF       PURCHASE           MATURITY             NET
                                                   PURCHASES          SALES          PRICE              VALUE           GAIN/(LOSS)
                                                  -----------      -----------    -----------        -----------       -----------

Issue
- - -----

Interest Income Fund
- - --------------------

Series of securities transactions in excess of 5% of net fund assets:

Authorized demand notes:
  Wachovia Bank of North Carolina,
  N.A. Diversified
  Short-Term Investment Fund                          271           258       $ 321,714,724       $ 282,950,863      $       --
Fischer Francis Trees & Watts, Inc.
  Short Term Fund                                      69            59         505,917,385         518,591,761              --
Wells Fargo Bank Money Market Fund                      3             2          71,112,716          71,112,632              --
Wells Fargo Bank
  1 - 3 Years Government Bond Index Fund                6            --         150,575,544                  --              --
United States Treasury Notes dated 11/30/93
 maturing 11/30/95                                     --             2                  --          35,032,852       (8,030,818)
United States Treasury Bills dated 01/14/93
 maturing 01/13/94                                      5             6          38,691,493          38,704,165           12,672
United States Treasury Bills dated 02/11/93
 maturing 02/10/94                                      1             1          19,334,689          19,322,050          (12,639)
United States Treasury Notes dated 04/01/91
 maturing 03/31/96                                      2             4          25,309,687          25,167,304         (142,383)
United States Treasury Notes dated 02/18/92
 maturing 02/15/95                                      1             1          29,730,664          10,499,562          (59,949)
United States Treasury Notes dated 04/30/92
 maturing 04/30/97                                      3             2          21,698,398          21,694,687           (3,711)
United States Treasury Notes dated 06/01/92
 maturing 05/31/94                                      2             3          25,425,000          54,009,531          238,906
United States Treasury Notes dated 06/30/92
 maturing 06/30/94                                      4             5          24,393,906          24,386,875           (7,031)
United States Treasury Notes dated 08/31/92
 maturing 08/31/94                                     10            10          82,941,562          82,967,422           25,859
United States Treasury Notes dated 11/02/92
 maturing 10/31/94                                     15            15         143,548,594         143,548,437             (156)
United States Treasury Notes dated 11/02/92
 maturing 10/31/97                                      8             8          59,743,281          59,672,890           70,391


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - -----------------------------------------------------------------------------------------------------------------------------


                                                   NUMBER OF       NUMBER OF       PURCHASE         MATURITY          NET
                                                   PURCHASES         SALES          PRICE            VALUE        GAIN/(LOSS)
                                                  -----------     -----------    -----------       -----------    -----------
Issue
- - -----
Interest Income Fund
- - --------------------

Series of securities transactions in excess of 5% of net fund assets:
- - ---------------------------------------------------------------------
United States Treasury Notes dated 11/30/92
 maturing 11/30/94                                    3              4       $  45,618,750       $  72,137,383       $   (113,867)
United States Treasury Notes dated 12/31/92
 maturing 12/31/94                                    4              2          59,599,453          59,723,281            123,828
United States Treasury Notes dated 01/15/93
 maturing 01/15/00                                    7              8          40,725,156          40,598,281           (126,875)
United States Treasury Notes dated 02/01/93
 maturing 01/31/95                                   25             25         335,988,734         336,427,884            439,149
United States Treasury Notes dated 02/16/93
 maturing 02/15/96                                    6              5          76,784,844          77,038,672            253,828
United States Treasury Notes dated 03/01/93
 maturing 02/28/95                                   12             11         111,284,554          98,317,712             54,486
United States Treasury Notes dated 03/01/93
 maturing 02/28/98                                    2              2          19,039,062          19,161,094            122,031
United States Treasury Notes dated 03/31/93
 maturing 03/31/95                                   12             10         156,700,458         156,831,777            131,319
United States Treasury Notes dated 03/31/93
 maturing 03/31/98                                    5              5          38,002,134          37,996,976             (5,157)
United States Treasury Notes dated 04/30/93
 maturing 04/30/95                                    8              9         195,192,469         195,047,388           (145,080)
United States Treasury Notes dated 06/01/93
 maturing 05/31/95                                    6              5         104,300,326          74,127,797            (80,342)
United States Treasury Notes dated 06/01/93
 maturing 05/31/98                                    7              8          64,358,542          64,373,281             14,739
United States Treasury Notes dated 06/30/93
 maturing 06/30/95                                    7              5          94,356,328          94,327,305            (29,023)
United States Treasury Notes dated 06/30/93
 maturing 06/30/98                                    4              7          40,077,465          40,109,922             32,457
United States Treasury Notes dated 08/02/93
 maturing 07/31/95                                    5              4          87,371,080          87,632,383            261,303
United States Treasury Notes dated 08/16/93
 maturing 08/15/96                                    6              6          53,557,344          46,495,625               (469)
United States Treasury Notes dated 08/31/93
 maturing 08/31/95                                    7              5         170,220,937         153,315,625            (57,398)



RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - ------------------------------------------------------------------------------------------------------------------------------

                                                                                                     SELLING
                                                                                                     PRICE OR
                                                   NUMBER OF       NUMBER OF       PURCHASE          MATURITY          NET
                                                   PURCHASES         SALES          PRICE             VALUE        GAIN/(LOSS)
                                                  -----------     -----------    -----------        -----------    -----------
Issue
- - -----

Interest Income Fund
- - --------------------

Series of securities transactions in excess of 5% of net fund assets:
- - ---------------------------------------------------------------------
United States Treasury Notes dated 11/01/93
 maturing 10/31/95                                    3              4       $  85,797,470       $  85,596,875    $   (200,595)
United States Treasury Notes dated 11/30/93
 maturing 11/30/95                                    2              1          55,082,510          12,015,000          (3,840)


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - ------------------------------------------------------------------------------------------------------------------------------

                                                                                                   SELLING
                                                                                                  PRICE OR
                                            NUMBER OF          NUMBER OF        PURCHASE           MATURITY            NET
                                            PURCHASES            SALES           PRICE              VALUE          GAIN/(LOSS)
                                           -----------        -----------     -----------        -----------       -----------
Issue
- - -----

Government Securities Fund
- - --------------------------

A single transaction in excess of 5% of net fund assets:
- - --------------------------------------------------------

Authorized demand notes:
 Wachovia Bank of North Carolina,
   N.A. Diversified
   Short-Term Investment Fund                      1               --      $    1,808,952      $           --       $           --
                                                   1               --           9,893,040                  --                   --
                                                  --                1        ---                    1,100,000                   --
                                                  --                1                  --             270,000                   --
                                                  --                1                  --             424,299                   --
                                                  --                1                  --             307,500                   --

 Dreyfus Government Cash                          --                1                  --           9,863,843                   --
   Management Equity Fund                          1               --             270,000                  --                   --
                                                   1               --           1,400,000                  --                   --
                                                   1               --           1,100,000                  --                   --
                                                   1               --             307,500                  --                   --

Series of securities transactions in excess of 5% of net fund assets:
- - ---------------------------------------------------------------------

Authorized demand notes:
 Wachovia Bank of North Carolina,
   N.A. Diversified
   Short-Term Investment Fund                     88               78          14,193,759           4,228,873                   --
 Dreyfus Government Cash
   Management Equity Fund                         36                5           5,058,734          10,092,843                   --



RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - --------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SELLING
                                                                                                     PRICE OR
                                          NUMBER OF           NUMBER OF           PURCHASE           MATURITY            NET
                                          PURCHASES             SALES              PRICE              VALUE          GAIN/(LOSS)
                                         -----------         -----------        -----------        -----------      -----------
Issue
- - -----
Stock Index Fund
- - ----------------
A single transaction in excess of 5% of net fund assets:
- - --------------------------------------------------------
Authorized demand notes:
  Wachovia Bank of North Carolina,
   N.A. Diversified
   Short-Term Investment Fund                    --                   1      $           --      $     350,000      $         --
                                                  1                  --             343,218                 --                --


Vanguard Institutional Index Fund                --                   1                  --            350,000            62,808
                                                 --                   1                  --            400,000            75,497
                                                  1                  --             420,000                 --                --
                                                  1                  --             350,000                 --                --


Series of securities transactions in excess of 5% of net fund assets:
- - ---------------------------------------------------------------------

Authorized demand notes:
 Wachovia Bank of North Carolina,
  N.A. Diversified
  Short-Term Investment Fund                     36                  37           1,896,496          1,989,611                --


Vanguard Institutional Index Fund                19                   6           2,857,621            866,500           159,485




RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------

ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - ---------------------------------------------------------------------------------------------------------------------------
                                                                                                SELLING
                                                                                                PRICE OR
                                     NUMBER OF             NUMBER OF         PURCHASE           MATURITY             NET
                                     PURCHASES               SALES            PRICE              VALUE           GAIN/(LOSS)
                                    -----------           -----------      -----------        -----------        -----------
Issue
- - -----
Bristol-Myers Stock Fund
- - ------------------------

A single transaction in excess of 5% of net fund assets:
- - --------------------------------------------------------


Authorized demand notes:
 Wachovia Bank of North Carolina,
  N.A. Diversified
  Short-Term Investment Fund              --                    1       $           --       $      138,197       $            --
                                          --                    1                   --            1,769,445                    --
                                           1                   --              675,527                   --                    --
                                           1                   --              681,907                   --                    --
                                           1                   --              649,571                   --                    --


Bristol-Myers Squibb Co. Common Stock     --                    1                   --              675,527               571,764
                                          --                    1                   --              681,907               578,144
                                          --                    1                   --              649,571               439,070
                                           1                   --              138,196                   --                    --

Series of securities transactions in excess of 5% of net fund assets:
- - ---------------------------------------------------------------------

Authorized demand notes:
 Wachovia Bank of North Carolina,
  N.A. Diversified
  Short-Term Investment Fund              12                   11            2,054,436            2,054,547                    --

Bristol-Myers Squibb Co. Common Stock      1                    4              138,196            2,036,022             1,607,030


RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST

ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

                                                                                                SELLING
                                                                                                PRICE OR
                                     NUMBER OF             NUMBER OF         PURCHASE           MATURITY             NET
                                     PURCHASES               SALES            PRICE              VALUE           GAIN/(LOSS)
                                    -----------           -----------      -----------        -----------        -----------
Issue
- - -----
Preferred Stock Fund
- - --------------------

A single transaction in excess of 5% of net fund assets:
- - --------------------------------------------------------

Authorized demand notes:
  Wachovia Bank of North Carolina,
   N.A. Diversified
   Short-Term Investment Fund             --                    1       $           --       $    1,069,088       $            --
                                          --                    1                   --              610,798                    --
                                           1                   --              386,267                   --                    --
                                           1                   --              193,179                   --                    --



RJR Nabisco Holdings Corp.
 Cumulative Convertible                   --                    1                   --              386,267                 6,703
 Preferred Stock                                                                                    193,179                (2,246)


Series of securities transactions in excess of 5% of net fund assets:
- - ---------------------------------------------------------------------
Authorized demand notes:
  Wachovia Bank of North Carolina,
   N.A. Diversified
   Short-Term Investment Fund            104                   53            1,918,079            1,940,793                    --

RJR Nabisco Holdings Corp.
  Cumulative Convertible
  Preferred Stock                         --                   65                   --            1,970,118                59,529



                                        -34

RJR NABISCO, INC. DEFINED CONTRIBUTION MASTER TRUST
- - ---------------------------------------------------
ITEM 27d - SCHEDULE OF REPORTABLE TRANSACTIONS
FOR THE YEAR ENDED DECEMBER 31, 1993

- - -----------------------------------------------------------------------------------------------------------

                                                                                SELLING
                                                                                PRICE OR
                          NUMBER OF        NUMBER OF          PURCHASE          MATURITY            NET
                          PURCHASES          SALES              PRICE            VALUE          GAIN/(LOSS)
                         ----------       ----------         ----------       ----------        ----------
Issue
- - -----

Common Stock Fund


Series of securities transactions in excess of 5% of net fund assets:
- - ---------------------------------------------------------------------

Authorized demand notes:
Wachovia Bank of North Carolina,
N.A. Diversified
Short-Term Investment Fund      224              203     $   24,825,107      $ 25,361,160      $           --

RJR Nabisco Holdings Corp.
  Common Stock                   82                9         23,234,122           173,431            (103,370)






















                                        -35-